                                                                      Exhibit 9

                        ALLSTATE LIFE INSURANCE COMPANY
                         LAW AND REGULATION DEPARTMENT
                         3100 Sanders Road, Suite J5B
                          Northbrook, Illinois 60062
                         Telephone Number 847-402-5000
                            Facsimile 847-402-3781
                          Email mvelotta@allstate.com

February 12, 2008

TO:   ALLSTATE LIFE INSURANCE COMPANY
      NORTHBROOK, ILLINOIS 60062

FROM:
      MICHAEL J. VELOTTA
      SENIOR VICE PRESIDENT,
      GENERAL COUNSEL AND SECRETARY

RE:
      FORM N-4 REGISTRATION STATEMENT
      UNDER THE SECURITIES ACT OF 1933 AND
      THE INVESTMENT COMPANY ACT OF 1940
      FILE NOS. 333-141909, 811-09327
      ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY

With reference to the above-mentioned registration statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance Company (the "Company"), as depositor, and Allstate Financial Advisors Separate Account I, as registrant, with the Securities and Exchange Commission covering the Flexible Premium Deferred Variable Annuity Contracts described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of February 12, 2008:

1. The Company is duly organized and existing under the laws of the State of Illinois and has been duly authorized to do business by the Director of Insurance of the State of Illinois.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the Company.

I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectuses constituting a part of the Registration Statement.

Sincerely,

/s/ MICHAEL J. VELOTTA
--------------------------
Michael J. Velotta
Senior Vice President,
General Counsel and
Secretary